UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-12

SUMMIT HEALTHCARE REIT, INC.

(Name of Registrant as Specified in Its Charter)

_________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Summit Healthcare REIT, Inc.

2 South Pointe Drive, Suite 100

Lake Forest, CA 92630

Proxy Statement and

Notice of Annual Meeting of Stockholders

To Be Held November 10, 2020

Dear Stockholder:

We cordially invite you to attend the 2020 Annual Meeting of Stockholders of Summit Healthcare REIT, Inc., to be held November 10, 2020, at 10:00 a.m. local time at our corporate offices located at 2 South Pointe Drive, Suite 100 in Lake Forest, CA 92630. Directions to the annual meeting can be obtained by calling (800) 978-8136 or visiting www.summithealthcarereit.com.

We are holding this meeting to:

1.	Elect three directors to hold office for one-year terms expiring in 2021.

Your Board of Directors recommends a vote FOR each nominee.

2.	Approve, by a non-binding advisory vote, the compensation paid to our named executive officers.

Your Board of Directors recommends a vote FOR the compensation paid to our named executive officers.

3.	Select, by a non-binding advisory vote, the frequency at which the stockholders will be asked to approve, by a non-binding advisory vote, the compensation paid to our named executive officers.

Your Board of Directors recommends a vote for a frequency of 3 YEARS as the desired frequency for a stockholder vote on executive compensation.

4.	Attend to such other business as may properly come before the meeting and any adjournment or postponement thereof.

Your Board of Directors has selected September 14, 2020 as the record date for determining stockholders entitled to vote at the annual meeting.

The Proxy Statement and Proxy Card are being mailed to you on or about September 24, 2020. The 2019 Annual Report to Stockholders was mailed to you on March 31, 2020.

Whether you plan to attend the meeting and vote in person or not, we urge you to have your vote recorded as early as possible. Stockholders have the following three options for submitting their votes by proxy: (1) via the internet; (2) by telephone; or (3) by mail, using the enclosed proxy card.

Your vote is very important! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 10, 2020:

Our Proxy Statement, form of Proxy Card and 2019 Annual Report to Stockholders are also available at

https://www.proxy-direct.com/sum-31703. Thank you for your support of Summit Healthcare REIT, Inc.

Sincerely,

September 24, 2020	Kent Eikanas
Lake Forest, California	Chief Executive Officer

SUMMIT HEALTHCARE REIT, INC.

2 South Pointe Drive, Suite 100

Lake Forest, California 92630

PROXY STATEMENT

2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 10, 2020

We are providing these proxy materials in connection with the solicitation by the Board of Directors (the “Board”) of Summit Healthcare REIT, Inc. (“we,” “us,” “Summit” or the “Company”), a Maryland corporation, of proxies for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on November 10, 2020, at 10:00 a.m. local time at our executive offices, 2 South Pointe Drive, Suite 100, Lake Forest, CA 92630, and at any adjournment or postponement thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders.

This Proxy Statement, form of proxy and voting instructions are first being mailed to stockholders on or about September 24, 2020.

Stockholders Entitled to Vote

Holders of our common stock at the close of business on September 14, 2020 (the “Record Date”) are entitled to receive notice of and to vote their shares at the Annual Meeting. As of the Record Date, there were 23,027,978 shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

HOW TO VOTE IF YOU ARE A STOCKHOLDER OF RECORD:

For those stockholders with internet access, we encourage you to vote via the internet, since it is quick, easy, convenient and provides a cost savings to the Company. When you vote via the internet or by telephone prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. For further instructions on voting, see the enclosed proxy card. Internet voting is permitted by Section 2-507(c)(3) of the Maryland General Corporation Law. Alternatively, you may simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided.

Voting by proxy will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

All proxies that have been properly authorized and not revoked will be voted at the Annual Meeting. If you submit a proxy but do not indicate any voting instructions, the shares represented by that proxy will be voted FOR the election of each of the three nominees named herein, and, if any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted in the discretion of the holders of the proxy.

Your vote is important. You can save the expense of a second mailing by voting promptly.

Required Vote

The presence, in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes and for all other purposes as well. A stockholder may withhold his or her vote in the election of directors or abstain with respect to each other item submitted for stockholder approval. Withheld votes and abstentions will be counted as present and entitled to vote for purposes of determining the existence of a quorum. Withheld votes in the election of directors and abstentions in all other items submitted for stockholder approval will not be counted as votes cast.

Election of Directors. A majority of the votes present in person or by proxy at the Annual Meeting is required for the election of the directors. This means that a director nominee needs to receive more votes for his or her election than against his or her election in order to be elected to the Board. Because of this majority vote requirement, withheld votes will have the effect of a vote against each nominee for director. As described in more detail below, broker non-votes will also have the effect of a vote against each nominee for director.

Advisory Vote on the Compensation Paid to Our Named Executive Officers. The affirmative vote of a majority of the total votes cast at the Annual Meeting for or against this proposal is required to approve, on an advisory, non-binding basis, of the compensation paid to our named executive officers. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of this matter.

Advisory Vote on the Selection of Frequency for the Advisory Vote on the Compensation Paid to Our Named Executive Officers. The selection of the frequency of the advisory vote on the compensation paid to our named executive officers will be decided by a plurality of the votes cast for the frequency periods available. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of this matter.

Other Matters. Our Board does not presently intend to bring any business before the Annual Meeting other than the proposals identified in the Notice of Annual Meeting of Stockholders and discussed in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. As of the date of this Proxy Statement, we did not know of any other matters to be raised at the Annual Meeting.

Broker Non-Votes

A broker that holds shares in “street name” generally has the authority to exercise its discretion and vote on routine items when it has not received instructions from the beneficial owner. A broker that holds shares in “street name” does not have the authority to vote on non-routine items when it has not received instructions from the beneficial owner. Votes for the election of directors, the advisory vote on the compensation paid to our named executive officers and the advisory vote on the selection of the frequency of the advisory vote on the compensation paid to our named executive officers are considered non-routine matters; therefore, absent your instructions, a broker that holds your shares in “street name” will not be permitted to vote your shares in the election of any nominee for director, for the advisory vote on the compensation paid to our named executive officers or for the advisory vote on the selection of the frequency of the advisory vote on the compensation paid to our named executive officers. If the broker returns a properly executed proxy, the shares are counted as present for quorum purposes. If a broker returns a properly executed proxy, but crosses out non-routine matters for which you have not given instructions (a so-called “broker non-vote”), the proxy will have the same effect as a vote “AGAINST” the election of each of the three nominees named herein but will have no effect on the advisory vote on the compensation paid to our named executive officers or for the frequency of such advisory vote.

Revocation of Proxies

You can revoke your proxy at any time before it is voted at the Annual Meeting by:

•	providing written notice of such revocation to our Corporate Secretary;

•	signing and submitting a new proxy card with a later date;

•	authorizing a new proxy by telephone or internet (only your latest proxy is counted); or

•	voting your shares in person at the Annual Meeting.

Proxy Solicitation

The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, we may also solicit proxies by telephone or in person. We have engaged Computershare Fund Services to assist with the solicitation of proxies in conjunction with the Annual Meeting. We anticipate that the aggregate fees for these services will be between $30,000 and $35,000. However, the exact cost will depend on the amount and types of services rendered. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock. Our executive officers and regular employees may also solicit proxies, but they will not be specifically compensated for these services. The costs of the proxy solicitation will be borne by the Company.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board currently consists of three members: J. Steven Roush and Suzanne Koenig, both of whom have been determined by the Board to be “independent” as that term is defined under our charter, the NASDAQ listing standards and the rules of the U.S. Securities and Exchange Commission (the “SEC”), and Kent Eikanas. Our Board has proposed the following nominees for re-election as directors, each to serve for a one-year term ending at the 2021 Annual Meeting of Stockholders: J. Steven Roush, Suzanne Koenig and Kent Eikanas. Each nominee currently serves as a director, and, if re-elected, will continue in office until his or her successor has been elected and qualified, or until his or her earlier death, resignation or retirement.

We expect each nominee standing for re-election as a director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of directors serving on the Board.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL NOMINEES TO BE ELECTED AS DIRECTORS

The principal occupation and certain other information about the nominees are set forth below.

J. Steven Roush, CPA, age 74, serves on our Audit, Independent Directors, Compensation and Investment Committees. Mr. Roush chairs our Board of Directors and our Audit Committee. Mr. Roush’s terms on our Board and the Committees noted above expire on the date of the 2020 Annual Meeting. Mr. Roush retired from PricewaterhouseCoopers (PWC) in 2007 after 39 years, 30 of those as a Partner. Mr. Roush brings experience in a diverse number of industries ranging from manufacturing, non-profits and retail (restaurants) with concentrations in real estate (office, residential, hospitality and commercial) telecommunications and pharmaceutical. He has a background in dealing with both private and public company boards of directors. Mr. Roush has a Bachelor of Science Degree in Accounting from Drake University and an Executive Masters Professional Director Certification from the American College of Corporate Directors. Mr. Roush has served on our Board since 2014.

Mr. Roush brings to our Board years of dealing with the SEC and its various regulatory filings, Sarbanes Oxley (SOX 404) implementation and maintenance and the experience of working with many diverse boards running across varied industries. Over the years, he has served as an office managing partner, an SEC Review Partner (over 20 years) and a Risk Management Partner. Mr. Roush currently serves as Chairman of the Board and Chairman of the Audit Committee of W.E. Hall Company, a privately held manufacturer and distributor of corrugated pipe and related drainage products. He also is Chairman of the Board for Fieldpiece Instruments, Inc., a privately held manufacturer of hand held instruments for HVAC/R field service. Mr. Roush is also on the Board of Trustees of the Orange County Museum of Art and is the Treasurer and the Chairman of the Audit Committee. He is on the Board of Directors of the American Heart Association - Orange County and previously served six years on the Audit Committee of the National American Heart Association. Mr. Roush serves on the Corporate Cabinet of the Tocqueville Society of United Way – Orange County. He previously served as a member of the Board and Chairman of the Audit committee of AirTouch Communications, Inc., a public telecommunication device company and Staar Surgical Company, a public manufacturer of implantable lenses for the eye. Our Board has determined that Mr. Roush satisfies the SEC’s requirements of an “audit committee financial expert.”

Suzanne Koenig, age 60, serves on our Audit, Independent Directors, Compensation and Investment Committees. Ms. Koenig’s terms on our Board and the Committees noted above expires on the date of the 2020 Annual Meeting. Ms. Koenig is president and founder of SAK Management Services LLC, a nationally recognized long-term care management and healthcare consulting services company, where she has worked for 18 years.  With over 25 years of extensive experience as an owner and operator, Ms. Koenig offers specialized skills in operations improvement, staff development and quality assurance with particular expertise in marketing, census development and operations enhancement for the whole spectrum of senior housing, long-term care and other healthcare entities requiring turnaround services. Ms. Koenig has served on our Board since 2015.

Ms. Koenig’s professional experience has included executive positions in marketing, development and operations management for both regional and national healthcare providers representing property portfolios throughout the United States. Recently Ms. Koenig has been appointed as the Patient Care Ombudsman, Examiner, Receiver and Chapter 11 Trustee in several of the new Health Care Bankruptcy Filings (Chapter 11 and Chapter 7) with the advent of the Bankruptcy Abuse Prevention and Consumer Protection Act of 2005, including healthcare entities such as physician practices and hospitals.  In addition, Ms. Koenig has served in an advisory and consulting capacity for numerous client engagements involving bankruptcy proceedings as well as in turnaround management situations. She offers proven proficiency in maximizing financial return and cash flow, while maintaining the highest standards of quality care.

Ms. Koenig brings to our Board over 30 years of experience in operating long-term care facilities. Ms. Koenig offers the practical perspective of the challenges and opportunities confronting healthcare providers in managing the changing dynamics of this industry.  She is a Certified Turnaround Practitioner, a Licensed Nursing Home Administrator and a Licensed Social Worker in multiple states where she has worked.

Ms. Koenig also serves as an officer and director for several of the states’ long term care provider associations. Ms. Koenig is the former Co-Chair of the American Bankruptcy Institute’s Health Care Insolvency Committee and Ms. Koenig is a Board of Director for the Global Turnaround Management Association Chapter.   Ms. Koenig is a frequent speaker for various healthcare industry associations and business affiliates where she conducts continuing education and training programs. She holds a Master of Science Degree from Spertus College, Illinois, and a Bachelor of Social Work Degree from the University of Illinois, Champaign-Urbana, Illinois.

Kent Eikanas, age 50, currently serves as our Chief Executive Officer and Secretary. Further information regarding Mr. Eikanas’ business experience and specific skills that qualify him to serve as a director of the Company is set forth below in the “Executive Officers” section. Mr. Eikanas’ term on our Board expires on the date of the 2020 Annual Meeting. Mr. Eikanas has served on our Board since 2016.

Board Leadership Structure

Our Board is currently comprised of three members: Mr. Roush and Ms. Koenig, both of whom are independent directors, and Mr. Eikanas, our Chief Executive Officer.

Our Board composition and the corporate governance provisions set forth in our charter ensure strong oversight by independent directors. Each of our Board’s standing committees is currently chaired by, and comprised of, independent directors. Although our Board has not established a policy, one way or the other, on whether the role of the Chairman and Chief Executive Officer should be separated, the Board has determined it would be preferable, at least for the foreseeable future, that the roles of Chairman and Chief Executive Officer be separated. As the current Chairman of the Board, Mr. Roush is responsible for chairing Board meetings and meetings of stockholders, setting the agendas for Board meetings and providing information to the other directors in advance of meetings and between meetings. We do not currently have a policy requiring the appointment of a lead independent director.

The Role of the Board of Directors in our Risk Oversight Process

Management is responsible for the day-to-day management of risks that the Company faces, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. The full Board regularly reviews information regarding the Company’s liquidity, credit, operations and regulatory compliance, as well as the risks associated with each. The Audit Committee oversees risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The Independent Directors Committee manages risks associated with the independence of the Board. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, our full Board is regularly informed through committee reports about such risks as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Director Independence

Our charter contains detailed criteria for determining the independence of our directors and requires a majority of the members of our Board to qualify as independent. The Board consults with our legal counsel to ensure that the Board’s independence determinations are consistent with our charter and applicable securities and other laws and regulations. Consistent with these considerations, after reviewing all relevant transactions or relationships between each director, or any of his family members and the Company, our senior management and our independent registered public accounting firm, each of Mr. Roush and Ms. Koenig has been determined to be independent. Furthermore, although our shares are not listed on a national securities exchange, our Board reasonably believes that each of Mr. Roush and Ms. Koenig and, thus, each member of the Board’s Audit Committee, Independent Directors Committee, Compensation Committee and Investment Committee is independent under the NASDAQ listing standards. If each nominee for director — Mr. Roush, Ms. Koenig, and Mr. Eikanas — is elected to the Board at the Annual Meeting, our Board will continue to have strong independent oversight as each such nominee other than Mr. Eikanas will continue to qualify as an independent director.

Nomination of Candidates for Director Positions

We have determined that we are better served by having our full Board review director nominations. Therefore, we have no nominating committee; however, pursuant to our charter, our independent directors are responsible for nominating all replacements for vacancies resulting from the departure of independent directors. Our full Board participates in the consideration of all other director nominees. Specifically, our Board identifies nominees by first evaluating the current members of our Board willing to continue in service. Current members of our Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of our Board standing for re-election at an upcoming Annual Meeting of Stockholders does not wish to continue in service, the Board identifies the desired skills and experience of a new nominee.

Our Board believes that potential directors should possess sound judgment, an understanding of the business issues affecting us, integrity and the highest personal and professional ethics. In searching for potential nominees, our Board (or the independent directors, if the nomination is for a vacant independent director position) seeks directors who have extensive relevant business, management and civic experience appropriate for assisting our Board to discharge its responsibilities. In the case of both incumbent and new directors, our Board seeks persons who can devote significant time and effort to board and committee responsibilities. In addition, when selecting new nominees for director positions, our Board seeks to develop and maintain a board that, as a whole, is strong in its collective knowledge and has a diversity of skills, background and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, industry knowledge and corporate governance.

Our Board will consider recommendations made by stockholders for director nominees who meet the criteria set forth above. In order to be considered for nomination, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Additional Information – Stockholder Proposals” below.

Meetings of the Board of Directors and Committees

During the fiscal year ended December 31, 2019, our full Board formally met four times and took action by unanimous written consent 16 times. During 2019, each of our directors attended all of the meetings of our full Board. In addition, each director attended all of the meetings of the committees on which he or she served during 2019. We encourage our directors to attend our Annual Meetings of Stockholders. All of our directors were present in person at our 2019 Annual Meeting of Stockholders. Our full Board considers all major decisions concerning our business, including any property acquisitions. However, our Board has established committees so that certain functions can be addressed in more depth than may be possible at a full board meeting. Our Board has established four standing committees: the Audit Committee, the Independent Directors Committee, the Compensation Committee and the Investment Committee.

Audit Committee

Our Audit Committee selects the independent public accountants that audit our annual financial statements, reviews the plans and results of the audit engagement with those accountants, approves the audit and non-audit services provided by those accountants, reviews the independence of those accountants, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. The current members of our Audit Committee are J. Steven Roush and Suzanne Koenig. J. Steven Roush, CPA, serves as the Chairman of our Audit Committee and satisfies the SEC’s requirements of an “audit committee financial expert.” During the fiscal year ended December 31, 2019, our Audit Committee met four times. Our Audit Committee has adopted a charter which is available on our website.

Independent Directors Committee

In order to reduce or eliminate certain potential conflicts of interest, our independent directors approve all transactions between the Company and its affiliates. See “Certain Transactions with Related Persons” below for a discussion of the transactions considered and approved by our Independent Directors Committee since the beginning of 2019. In general, our independent directors are authorized to retain their own legal and financial advisors at our expense and are empowered to act on any matter permitted under Maryland law. Any conflict-of-interest matters that cannot be delegated to a committee under Maryland law must be acted upon by both our full Board and our independent directors. The current members of our Independent Directors Committee are J. Steven Roush and Suzanne Koenig. During the fiscal year ended December 31, 2019, our Independent Directors Committee met four times.

Compensation Committee

Our Compensation Committee discharges our Board’s responsibilities relating to compensation of our executive officers. Our Compensation Committee also has authority to retain its own legal and other advisors and create and administer incentive compensation and equity-based plans. The current members of our Compensation Committee are J. Steven Roush and Suzanne Koenig. Our Compensation Committee met once during the fiscal year ended December 31, 2019. Our Compensation Committee has adopted a charter, which is available on our website.

Investment Committee

Our Investment Committee’s principal responsibility is to review the real estate investments proposed to be made by the Company, including investments in real estate through joint ventures, and to confirm that the real estate investments selected by our management are consistent with the investment limitations set forth in our charter and consistent with our acquisition policies, our primary investment focus, property selection criteria and conditions to closing. Our Investment Committee currently consists of J. Steven Roush and Suzanne Koenig. During the fiscal year ended December 31, 2019, our Investment Committee met four times.

Communication with Directors

We have established procedures for stockholders or other interested parties to communicate directly with our Board. They may contact the Board by mail at: Chairperson of the Audit Committee of Summit Healthcare REIT Inc., 2 South Pointe Drive, Suite 100, Lake Forest, CA 92630. The Chairperson of our Audit Committee will receive all communications made by this means.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics that is applicable to all members of our Board, our executive officers, and our employees. Our Code of Business Conduct and Ethics can be accessed through our website: www.summithealthcarereit.com. If, in the future, we amend, modify or waive a provision in our Code of Business Conduct and Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website.

Executive Officers

Mr. Kent Eikanas is our Chief Executive Officer. Our Chief Operating Officer, Chief Financial Officer and Treasurer is Ms. Elizabeth Pagliarini.

Kent Eikanas, age 50, currently serves as our Chief Executive Officer and Secretary. Mr. Eikanas has served as Chief Executive Officer since August 2019, President since September 2012, and previously served as Chief Operating Officer since July 2012. He has successfully transitioned the Company from industrial properties to senior housing, building the Company portfolio to 57 assets under management. From 2008 to 2012, Mr. Eikanas served as Vice President of Senior Housing for a private equity group, where he closed over $100 million in senior housing real estate refinances, dispositions and acquisitions. In addition, Mr. Eikanas was responsible for asset management of over $700 million in senior housing assets, was a key contributor to the launch of a skilled nursing operating company based in Dallas, Texas, as well as helped grow the operating company from 14 facilities to 35 facilities. From 2003 to 2008, Mr. Eikanas was the Vice President of Acquisitions for a private real estate company and closed over $200 million in senior housing real estate. Mr. Eikanas has overseen licensing for skilled nursing facilities, assisted living facilities and memory care facilities in California, Texas, Rhode Island, Oregon and Pennsylvania. Mr. Eikanas graduated from California State University Sacramento with a Bachelor of Arts Degree in Psychology and a minor in Business Administration. Mr. Eikanas was a panelist in 2012 on a question-and-answer webinar about buying, valuing and selling skilled nursing facilities hosted by Irving Levin Associates and was a speaker in 2015 at the IBC Asia 2nd Healthcare Facilities Asia conference in Singapore. In 2019, Mr. Eikanas was a panelist on BDO’s Adapting to Changing Market Winds Healthcare REITs and Private Equity and a speaker at Senior Living 100 Conference 2019.

Elizabeth Pagliarini, age 49, currently serves as our Chief Operating Officer, Chief Financial Officer and Treasurer and has been with the Company since June 2014. She has served as Chief Financial Officer and Treasurer since September 2014 and Chief Operating Officer since August 2019. Ms. Pagliarini is a seasoned executive with over 25 years of experience in financial services and investment banking having held positions including chief executive officer, president, chief financial officer and chief compliance officer. Ms. Pagliarini successfully broke the “glass ceiling” in her mid-twenties as chief executive officer and chairwoman of the board of an investment brokerage subsidiary of a public company in Beverly Hills, California. She also co-founded a boutique investment bank and registered broker-dealer. Prior to working at Summit, Ms. Pagliarini was a principal at a securities litigation and financial consulting firm since 2001 and chief compliance officer and FINOP (financial and operations principal) at a Los Angeles-based investment bank from 2005-2008.  Ms. Pagliarini received her Bachelor of Science in Business Administration with a concentration in Finance from Valparaiso University where she was honored with their highest academic award, the Presidential Scholarship. She is also a Certified Fraud Examiner (CFE).

Ms. Pagliarini is a member of the Board of Directors of First Foundation Inc. (NASDAQ: FFWM), and serves on its audit, compensation and loan committees.  She also sits on the City Council of Mission Viejo, California Investment Advisory Commission.  In addition, she proudly serves on the Emeritus Board of Directors for Forever Footprints, a non-profit organization that provides support to families that have suffered the loss of a baby during pregnancy or infancy and educates the medical community to improve quality of care and response. In January 2020, Ms. Pagliarini was awarded with the Lifetime Achievement Award at the Orange County Business Journal’s CFO of the Year Awards after receiving nominations for CFO of the Year in both 2019 and 2020. She has also been named one of “20 Women to Watch” by OC Metro magazine and nominated for The Orange County Business Journal’s Women in Business Award. Additionally, she has been honored by Step Up Women’s Network as the recipient of their prestigious Commitment to Philanthropy Volunteer Award and by Forever Footprints as the winner of their Compassion Award.

Executive Compensation

Compensation Philosophy

Our Compensation Committee strives to align the interests of our executive officers and stockholders through a simple and transparent executive compensation program. We offer our executive officers a combination of fixed and performance-based compensation, with a significant portion of such compensation taking the form of cash and equity bonuses when the Company’s financial and strategic goals are achieved. We believe that this compensation philosophy strikes the balance of fostering the creation of long-term value for our stockholders, incentivizing and retaining our talented executive team and promoting prudent risk management.

Compensation Discussion

We became a self-managed REIT upon the effective termination of our Advisory Agreement with Cornerstone Realty Advisors, LLC (“CRA”) on April 1, 2014. Our transition to self-management required us to internalize our operations and hire employees and an executive team for the first time in our Company’s history. Since 2012, our executive team has successfully completed all three phases of our repositioning strategy, culminating with raising institutional third party capital through our participation in multiple joint ventures (the “Joint Ventures”). Consistent with our strategy to create opportunities that are accretive to stockholder value, our Joint Ventures may generate acquisition fees, annual asset management fees, and a waterfall return of cash flows and capital proceeds (from the sale of the properties, refinancing, or other capital events) from the joint venture portfolios. Our Joint Ventures will enable us to continue our strategy of acquiring additional senior housing facilities and building a diversified portfolio to increase cash flow from operations and stockholder value.

As of August 31, 2020, Summit had ownership interests in 57 senior housing facilities totaling 5,339 beds across 14 states as follows: 100% ownership of three properties, a 95% interest in four properties, a 35% interest in two properties, a 20% interest in two properties, a 15% interest in 14 properties and a 10% interest in 32 properties.

Our executive team has been tasked and incentivized to continue raising institutional capital for further growth of the Company by participating in more joint venture transactions, as well as exploring alternative options that we feel will be accretive to shareholder value.

Compensation Program

Our executive compensation program is intended to align the interests of our executive officers with the interests of our stockholders, attract and retain talented executive officers, reward exceptional performance and promote teamwork and collaboration among the executive team.

Our executive compensation program consists of four elements: base salaries, annual cash incentive compensation, annual equity awards and severance benefits. We believe our executive compensation program is appropriately structured to accomplish our objectives above.

Our executive officers may earn equity compensation in the form of incentive stock options for meeting specific management objectives determined by the Board.

Independent Compensation Consultant

Our Compensation Committee has not engaged an independent compensation consultant since 2015, when we established our current executive compensation program.

Historical Executive Compensation

The following table provides certain information concerning compensation for services rendered in all capacities by our named executive officers during the fiscal years ended December 31, 2019 and 2018.

Name and Principal Position	Year	Salary	Bonus		Option Awards(1)		All Other Comp		Total
Kent Eikanas Chief Executive	2019	$350,660	$312,978	(7)	$-		$11,200	(6)	$674,838
Officer and Secretary	2018	$339,410	$110,424	(2)	$128,250	(3)	$43,308	(4)	$621,392
Elizabeth Pagliarini Chief Financial Officer,	2019	$275,660	$312,978	(7)	$-		$11,200	(6)	$599,838
Chief Operating Officer and Treasurer	2018	$238,160	$98,616	(2)	$128,250	(3)	$31,000	(5)	$496,026

(1)	Reflects the aggregate grant date fair value of awards granted to the named executive officers in the reported year. For more information regarding the grant date fair value of awards of common stock, see Note 10 in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on March 25, 2020 for assumptions made in the valuation for option awards.
(2)	Includes cash bonus relating to 2018 performance which was paid in 2019.
(3)	Includes stock options to purchase 225,000 shares of stock which were granted in 2019 but relate to 2018 performance. The grant date fair value was $0.57 per share.
(4)	Included in this amount is $32,308 for unused paid time off earned in 2017 which was paid in 2018 and $11,000 for the employer matching 401(K) contribution earned in 2018 which was paid in 2019.
(5)	Included in this amount is $20,000 for unused paid time off earned in 2017 which was paid in 2018 and $11,000 for the employer matching 401(K) contribution earned in 2018 which was paid in 2019.
(6)	This amount relates to the employer matching 401(K) contributions earned in 2019 which were paid in 2020.
(7)	Includes cash bonus relating to 2019 performance which was paid in 2020.

Employment Agreements with Named Executive Officers

The Company has entered into employment agreements with each of its named executive officers, Kent Eikanas, Chief Executive Officer and Secretary, and Elizabeth Pagliarini, Chief Financial Officer, Chief Operating Officer and Treasurer. These employment agreements were approved by the Company’s Compensation Committee and Board of Directors. Each employment agreement has a three-year term and contains standard terms relating to salary, bonus, position, duties and benefits (including eligibility for equity compensation), as well as a special cash payment following a change in control of the Company. The base salaries for each of Mr. Eikanas and Ms. Pagliarini are subject to annual merit increases. Effective January 1, 2020, the Company’s Compensation Committee approved an increase in the base salaries for each of Mr. Eikanas and Ms. Pagliarini to $367,500 and $288,750 per year, respectively.

Potential Payments upon Termination or Change in Control

If there is a termination of employment by the Company without cause or by the named executive officer for good reason, then the named executive officer will be entitled to receive payment of any base salary amounts that have accrued but not been paid as of the termination date, expenses not yet reimbursed, vested benefits accrued through the termination date payable pursuant to the plans providing such benefits and cash severance in the amount equal to two (2) times base salary for Mr. Eikanas and Ms. Pagliarini. In addition, all options granted to the executive under the Summit Healthcare REIT, Inc. 2015 Omnibus Incentive Plan that otherwise were unvested shall immediately and fully accelerate and shall be deemed to be vested, and the executive shall be entitled to reimbursement for monthly COBRA premiums until the earliest of (A) the eighteen (18) month anniversary of the termination date; or (B) the date on which executive becomes eligible to enroll in comparable coverage with another employer.

If the Company undergoes a change in control during the executive’s term of employment or within six months after the termination of the executive’s employment for any reason, then the Company will pay a cash bonus in the amount equal to three (3) times base salary for Mr. Eikanas and Ms. Pagliarini. In addition, all options granted to the executive under the Summit Healthcare REIT Inc., 2015 Omnibus Incentive Plan that otherwise were unvested shall immediately and fully accelerate and shall be deemed to be vested.

Director Compensation

The amount and form of compensation payable to our directors for their service to us is determined by the Compensation Committee of our Board, based in part on its evaluation of third party board compensation information. If a director is also one of our full time executive officers, we do not pay any compensation for services rendered as a director.

The following table summarizes the annual compensation received by our independent directors for the fiscal year ended December 31, 2019.

Name	Fees Earned or Paid in Cash in 2019	Stock Awards (1)	Total
J. Steven Roush	$82,000	$42,000	$124,000
Suzanne Koenig	$62,000	$24,000	$86,000

(1)	On March 20, 2019, Mr. Roush and Ms. Koenig each received a stock option grant for 70,000 and 40,000 shares of common stock, respectively, related to 2018 performance. The options had a grant date fair value of $42,000 and $24,000, respectively. As of December 31, 2019, Mr. Roush had 833 unvested stock options which vest monthly through January 2020, 26,667 unvested stock options which vest monthly through April 2021 and 52,500 unvested stock options which vest monthly through March 2022. As of December 31, 2019, Ms. Koenig had 833 unvested stock options which vest monthly through January 2020, 17,778 unvested stock options which vest monthly through April 2021 and 30,000 unvested stock options which vest monthly through March 2022. See Note 10 in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on March 25, 2020 for assumptions made in the valuation for option awards.

During fiscal year 2019, we paid each of our independent directors’ compensation as follows:

•	$50,000 annual retainer, paid pro-rata monthly ($12,500 per director per quarter);

•	Board meeting fee of $2,000 per meeting for each regularly scheduled Board meeting ($2,000 per director per quarter);

•	Special Board meeting fee of $1,000 per meeting, per director, which will apply to any Board meeting called by an executive officer of the Company that is not a regular scheduled Board meeting;

•	Committee fees of $1,000 per committee meeting duly called by an officer of the Company (approximately $1,000 per director per quarter, plus other meetings); and

•	Annual fee of $12,500 for the Chairman of the Board of Directors and $7,500 for the Chairman of the Audit Committee.

All directors are reimbursed for all reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board and Committees.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board, which is responsible for discharging the Board’s responsibilities relating to the compensation of our directors and would be expected to act upon matters of executive compensation as necessary has reviewed and discussed the executive compensation disclosure required by Item 402 of Regulation S-K with management and, in reliance on these reviews and discussions, the Compensation Committee recommended to the Board, and the Board approved, the inclusion of such disclosure in this Proxy Statement.

September 24, 2020	The Compensation Committee of the Board of Directors
J. Steven Roush (Chairman) and Suzanne Koenig

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under such Acts.

OWNERSHIP OF EQUITY SECURITIES

Summit Healthcare REIT, Inc. 2015 Omnibus Incentive Plan.

In October 2015, we adopted the Summit Healthcare REIT, Inc. 2015 Omnibus Incentive Plan. The purpose of the Omnibus Incentive Plan is to provide a means through which to attract and retain key personnel and to provide a means whereby current or prospective directors, officers, employees, consultants and advisors can acquire and maintain an equity interest in us, or be paid incentive compensation, including incentive compensation measured by reference to the value of our common stock, thereby strengthening their commitment to our welfare and aligning their interests with those of our stockholders.

The Omnibus Incentive Plan provides that the total number of shares of common stock that may be issued under the Omnibus Incentive Plan is 3,000,000.

During 2019 and 2018, we granted an aggregate of 450,000 and 200,000 options to our named executive officers, respectively.

Outstanding Equity Awards as of December 31, 2019

The following table presents information regarding the outstanding equity awards held by each of our named executive officers as of December 31, 2019, including the vesting dates for the portions of these awards that had not vested as of that date.

	Option Awards
Name	Number of Securities Underlying Unexercised Options - Exercisable	Number of Securities Underlying Unexercised Options - Unexercisable		Option Exercise Price	Option Expiration Date
Kent Eikanas	300,000	-		$1.72	12/22/2025
Kent Eikanas	109,678	-		$2.02	12/1/2026
Kent Eikanas	100,000	-		$2.04	4/1/2027
Kent Eikanas	26,167	-		$2.26	11/7/2027
Kent Eikanas	106,600	13,400	(1)	$2.24	4/1/2028
Kent Eikanas	130,781	94,219	(2)	$2.26	3/1/2029
Elizabeth Pagliarini	100,000	-		$1.72	12/17/2025
Elizabeth Pagliarini	73,118	-		$2.02	12/1/2026
Elizabeth Pagliarini	70,000	-		$2.04	4/1/2027
Elizabeth Pagliarini	17,445	-		$2.26	11/7/2027
Elizabeth Pagliarini	71,067	8,933	(3)	$2.24	4/1/2028
Elizabeth Pagliarini	130,781	94,219	(2)	$2.26	3/1/2029

(1) 3,350 stock options vest each month and become fully vested on April 1, 2020
(2) 6,281 stock options vest each month and become fully vested on March 1, 2021
(3) 2,233 stock options vest each month and become fully vested on April 1, 2020

Security Ownership of Certain Beneficial Owners

The following table sets forth information as of September 14, 2020, regarding the beneficial ownership of our common stock by each person known by us to own 5% or more of the outstanding shares of common stock. The percentage of beneficial ownership is calculated based on 23,027,978 shares of common stock outstanding as of September 14, 2020.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
MacKenzie Capital Management, LP 1640 School Street Moraga CA 94556	1,691,157 (1)	7.3%

(1)  This information is based on information received from the Company’s transfer agent regarding the holdings of MacKenzie Realty Capital, Inc. and its affiliates (collectively, “MacKenzie”), which stated that MacKenzie held an aggregate of approximately 1,691,157 shares as of September 14, 2020.

Security Ownership of Directors and Executive Officers

The following table sets forth information as of September 14, 2020, regarding the beneficial ownership of our common stock by each of our directors, each of our named executive officers, and our directors and executive officers as a group. The percentage of beneficial ownership is calculated based on 23,027,978 shares of common stock outstanding as of September 14, 2020.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class
Kent Eikanas	855,720	3.7%
Elizabeth Pagliarini	540,438	2.35%
J. Steven Roush	120,556	*
Suzanne Koenig	86,667	*
All current directors and executive officers as a group (4 persons)	1,603,380	7.0%

*            Less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group that may be exercised within 60 days following September 14, 2020. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. None of the securities listed are pledged as security.

Other Equity Compensation Plan Information

Our equity compensation plan information as of December 31, 2019 is as follows:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders	1,444,624	$2.04	1,173,092
Equity compensation plans not approved by security holders	—	—	—
Total	1,444,624	$2.04	1,173,092

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act, requires each director, officer and individual beneficially owning more than 10% of our outstanding shares of common stock to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of us with the SEC.

Based solely upon our review of copies of these reports filed with the SEC and written representations furnished to us by our officers and directors, we believe that all of the persons subject to the Section 16(a) reporting requirements filed the required reports on a timely basis with respect to fiscal year 2019, except for the following reports:

Name	Title	Type of Form	Number of Late Reports
Kent Eikanas	Director and Chief Executive Officer	Form 4	1
Elizabeth Pagliarini	Chief Financial Officer	Form 4	1
Steve Roush	Director	Form 4	1
Suzanne Koenig	Director	Form 4	1

PROPOSAL 2

ADVISORY VOTE ON THE COMPENSATION OF OUR

NAMED EXECUTIVE OFFICERS

We are seeking advisory stockholder approval of the compensation of our named executive officers as disclosed in the section of this Proxy Statement entitled “Executive Compensation.” The proposal to approve the compensation of our named executive officers provides our stockholders with the opportunity to approve or not approve, on an advisory basis, the compensation of our named executive officers.

Although the advisory vote is non-binding, the Compensation Committee and our Board will review the results and give consideration to the outcome of the vote in the future.

Approval of the proposal to approve compensation of our named executive officers requires the affirmative vote of the holders of at least a majority of the votes cast thereon. You may vote for or against or abstain on the proposal relating to compensation of our named executive officers. Abstentions and broker non-votes will not have an effect on the proposal relating to compensation of our executive officers. Proxies received will be voted “FOR” the proposal for compensation of our named executive officers unless stockholders designate otherwise. While our Board intends to carefully consider the results of the stockholder vote relating to the proposals on approval of compensation of our executive officers, the final vote will not be binding on us and is advisory in nature.

Presentation of Proposal Regarding Compensation of Our Named Executive Officers

We are presenting the following proposal, which gives you as a stockholder the opportunity to endorse or not endorse our executive compensation program for named executive officers by voting for or against the following resolution:

“—RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS

PROPOSAL TO APPROVE THE COMPENSATION OF OUR

EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT

PROPOSAL 3

ADVISORY VOTE ON THE SELECTION OF FREQUENCY FOR THE

ADVISORY VOTE ON THE COMPENSATION PAID TO OUR NAMED

EXECUTIVE OFFICERS

In addition to the advisory approval of compensation of our executive officers, we are also presenting a proposal on the frequency of the advisory vote on executive compensation. This proposal gives you as a stockholder the opportunity to inform us as to how often you wish us to include a proposal, similar to Proposal 2, in our Proxy Statement. The proxy card gives you four choices for voting on this proposal. You can indicate whether you believe an advisory vote on executive compensation should be conducted every three years, every two years, every one year, or you may abstain from voting. While our Board intends to carefully consider the stockholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature. The recommendation for the frequency of the advisory vote will be the period which receives the most votes.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE OF 3 YEARS

AS THE PREFERRED FREQUENCY FOR THE ADVISORY VOTE ON

EXECUTIVE COMPENSATION

AUDIT COMMITTEE REPORT

The Audit Committee reviews our financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm regarding the fair and complete presentation of our results. The Audit Committee has discussed significant accounting policies applied by us in our financial statements, as well as alternative treatments. Management of the Company represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed in Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

In addition, the Audit Committee has discussed with the independent registered public accounting firm its independence from us and our management, including the matters in the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the accountant’s communications with the Audit Committee concerning independence. The Audit Committee also has considered whether the independent registered public accounting firm provides any non-audit services to us which might not be compatible with its independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from us and our management.

The Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, the evaluation of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the SEC. The Audit Committee has selected our independent registered public accounting firm. The following directors, who constitute the Audit Committee, provide the foregoing report.

September 24, 2020	The Audit Committee of the Board of Directors
J. Steven Roush (Chairman) and Suzanne Koenig

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

Independent Registered Public Accounting Firm

BDO USA, LLP (“BDO”) has served as our independent registered public accounting firm since fiscal year 2013 and has audited our consolidated financial statements for the years ended December 31, 2019 and 2018. Our management believes that BDO is knowledgeable about our operations and accounting practices and is well qualified to act as our independent auditor. BDO will attend the annual meeting, have the opportunity to make a statement, and be available to respond to questions.

Audit and Non-Audit Fees

The following table lists the aggregate fees billed for services rendered by BDO USA, LLP, our principal accountant for 2019 and 2018:

Services	2019	2018
Audit Fees(1)	$454,193	$390,587
Total	$454,193	$390,587

(1)	Audit fees billed in 2019 and 2018 consisted of the audit of our annual consolidated financial statements, reviews of our quarterly consolidated financial statements, consents, statutory and regulatory audits, and other audit services related to filings with the SEC.

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and the rules and regulations of the SEC which are approved by the Audit Committee prior to the completion of the audit.

CERTAIN TRANSACTIONS WITH RELATED PERSONS

The Independent Directors Committee has reviewed the material transactions between the Company and our affiliates (including CRA, our former advisor) since the beginning of 2019, as well as any such currently proposed transactions. Set forth below is a description of such transactions.

Our Relationship with our Equity-Method Investments

We currently have an interest in six equity-method investments (collectively, “Equity-Method Investments”) (see Note 5 to the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2019). We serve as the manager of our Equity-Method Investments and provide various services in exchange for fees and reimbursements. Under five of the agreements, as the manager, we are paid an acquisition fee upon closing of an acquisition based on the purchase price paid for the properties. Additionally, we are paid an annual asset management fee based on the properties in the portfolios, as defined in the agreements. All acquisition fees and asset management fees are paid to Summit Healthcare Asset Management, LLC (“SAM TRS”), our consolidated taxable REIT subsidiary, and expenses incurred by us, as the manager, are reimbursed from SAM TRS.

For the year ended December 31, 2019, we received $0 in acquisition fees and approximately $1,174,000 in asset management fees as the manager of the Equity-Method Investments.

Our Relationships with CRA, our Former Advisor

Until April 1, 2014, and subject to certain restrictions and limitations, our business was managed pursuant to an advisory agreement with CRA. Please refer to Item 3 Legal Proceedings in Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2019, as updated by our current report on Form 8-K dated August 26,2020, for more information regarding current legal proceedings involving CRA and the Company.

Our Policy regarding Transactions with Affiliates

Our charter requires our Independent Directors Committee to review and approve all transactions involving our affiliates and us. For example, prior to entering into a transaction with an affiliate, a majority of the Independent Directors Committee must have concluded that the transaction was fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties. Furthermore, our Independent Directors Committee must review at least annually our fees and expenses to determine that the expenses incurred are reasonable in light of our investment performance, our net asset value, our net income and the fees and expenses of other comparable unaffiliated REITs.

Our Code of Business Conduct and Ethics sets forth examples of types of transactions with related parties that would create conflicts of interest between the interests of our stockholders and the private interests of the parties involved in such transactions. Our directors and officers are required to take all reasonable action to avoid such conflicts of interest or the appearance of conflicts of interest. If a conflict of interest becomes unavoidable, our directors and officers are required to report the conflict to a designated ethics contact, which, depending on the circumstances of the transaction, would be either our President, Chief Financial Officer or the Chairman of our Audit Committee. The appropriate ethics contact is then responsible for working with the reporting director or officer to monitor and resolve the conflict of interest in accordance with our Code of Business Conduct and Ethics.

ADDITIONAL INFORMATION

Stockholder Proposals

Assuming the date of the 2021 Annual Meeting of Stockholders is not delayed or advanced by more than 30 days from the anniversary of the 2020 Annual Meeting of Stockholders, any stockholder proposals for inclusion in our proxy materials for our 2021 Annual Meeting of Stockholders must be received by our Corporate Secretary, Summit Healthcare REIT, Inc. 2 South Pointe Drive, Suite 100, Lake Forest, California 92630, no later than May 24, 2021.

In addition, nominations by stockholders of candidates for director or proposals of other business by stockholders must be submitted in accordance with our Bylaws. Our Bylaws currently provide that, in order for a stockholder to bring any business or nominations before the Annual Meeting of Stockholders, certain conditions set forth in Section 2.12 of our Bylaws, including delivery of notice of such proposal to our Corporate Secretary at the address above no earlier than April 24, 2021, and no later than May 24, 2021 (assuming the date of the 2021 Annual Meeting of Stockholders is not delayed or advanced by more than 30 days from the anniversary of the 2020 Annual Meeting of Stockholders).

Our Corporate Secretary will provide a copy of our Bylaws to any stockholder of the Company upon written request and without charge.

We have adopted a process for stockholders to send communications to our Board. A description of the manner in which stockholders can send such communications appears above under “Communication with Directors.”

OTHER MATTERS

We are not aware of any other matter to be presented for action at the Annual Meeting other than those identified in the Notice of Annual Meeting of Stockholders and referred to in this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS,

Kent Eikanas
Chief Executive Officer

EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Stockholder Meeting 2 South Pointe Drive, Suite 100 Lake Forest, CA 92630 on November 10, 2020 Please detach at perforation before mailing. PROXY SUMMIT HEALTHCARE REIT, INC. ANNUAL MEETING OF STOCKHOLDERS – NOVEMBER 10, 2020 This Proxy is Solicited on Behalf of the Board of Directors The undersigned stockholder of Summit Healthcare REIT, Inc., a Maryland corporation (the “Company”), hereby appoints Elizabeth Pagliarini and Kent Eikanas, and each of them individually, the proxies of the undersigned with full power of substitution to vote at the Annual Meeting of Stockholders of the Company to be held at 2 South Pointe Drive, Suite 100, Lake Forest, California 92630, on November 10, 2020, at 10:00 a.m. local time, and at any adjournment or postponement thereof, with all the power which the undersigned would have if personally present, hereby revoking any proxy heretofore given. The undersigned hereby acknowledges receipt of the proxy statement for the meeting and instructs the proxies to vote as directed on the reverse side. The votes entitled to be cast by the stockholder will be cast as directed by the stockholder. If this proxy is executed but no direction is given, the votes entitled to be cast by the stockholder will be cast “FOR” all nominees listed in Proposal 1, “FOR” the approval of the compensation of our named executive officers in Proposal 2, “3 YEARS” as the desired frequency for a stockholder vote on executive compensation in Proposal 3 and in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 xxxxxxxxxxxxxxcode SUM_31703_091620 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

Important Notice Regarding the Availability of Proxy Materials for the Summit Healthcare REIT, Inc. Stockholder Meeting to Be Held on November 10, 2020 The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/sum-31703 PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A ProposalsThe Board of Directors recommends a vote “FOR” for all nominees listed in Proposal 1, “FOR” the approval of the compensation of our named executive officers in Proposal 2 and “3 YEARS” as the desired frequency for a stockholder vote on executive compensation in Proposal 3. 1.Election of Directors: Nominees: 01. J. Steven Roush02. Suzanne Koenig03. Kent Eikanas To withhold authority to vote for any individual nominee, mark the “For All Except” box and write that nominee’s name in the space provided below: FOR WITHHOLD FOR ALL ALLALLEXCEPT 2.To approve, by a non-binding advisory vote, the compensation paid to the named executive officers. 3.To recommend, by a non-binding advisory vote, the frequency of voting by the stockholders on the compensation paid to the named executive officers. FOR AGAINST ABSTAIN 1YEAR 2YEARS 3YEARS ABSTAIN In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. B Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date belowSignature 1 ─ Please keep signature within the boxSignature 2 ─ Please keep signature within the box // Scanner bar code xxxxxxxxxxxxxxSUM 31703Mxxxxxxxx